Exhibit 23.2
Form SB-2/A
Ogden Golf Co. Corporation



[LETTERHEAD]

                      CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the use of our report dated March 23, 2005, on the financial statements of Ogden Golf Co. Corporation for the years ended June 30, 2004 and 2003.

We consent to the incorporation by reference in the Registration Statement of the aforementioned report and to the use of our name as it appears under the option "Experts."






/s/ Spector & Wong, LLP
Pasadena, California
March 24, 2005